UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

Current Report On

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

MARCH 12, 2002

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

Form 8-K

WISCONSIN ENERGY CORPORATION

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Wisconsin Energy Corporation's 2001 Annual Financial Statements and Review of Operations are contained in exhibit 99.1 filed herewith and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits:

See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: March 12, 2002	Stephen P. Dickson -- Controller and
Principal Accounting Officer

Form 8-K

WISCONSIN ENERGY CORPORATION
(Commission File No. 001-09057)

EXHIBIT INDEX
to
CURRENT REPORT ON FORM 8-K

Date of Report:  MARCH 12, 2002

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.

23.1	Arthur Andersen LLP -- Milwaukee, WI Consent of Independent Public Accountants for the year ended December 31, 2001.

23.2

PricewaterhouseCoopers LLP -- Milwaukee, WI Consent of Independent Accountants related to financial statements as of December 31, 2000 and for each of the two years in the period ended December 31, 2000.

99.1	Wisconsin Energy Corporation's 2001 Annual Financial Statements and Review of Operations.